YieldStreet Prism Fund Inc.
Schedule of Investments
September 30, 2023 (Unaudited)

NON-AFFILIATED INVESTMENTS	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
UNSECURED DEBT - 5.02%(c)
SUPPLY CHAIN FINANCE - 5.02% (b)(e)
Raistone Purchasing LLC - First Brands T10(b)	N/A	N/A	11/1/2023	2,305,588	2,138,995
Raistone Purchasing LLC - First Brands T11(b)	N/A	N/A	12/6/2023	4,249,778	3,956,613
Total Supply Chain Finance					6,095,608

Total Unsecured Debt (Cost $6,414,759)					6,095,608

COMMERCIAL MORTGAGE BACKED SECURITIES - 22.54%(a)(m)
BAMLL 2018-DSNY B MTG	6.10%	1M US L + 1.15%	7/15/2038	5,000,000	4,976,492
ESA 2021 ESH B Mtge	6.07%	1M SOFR + 1.38%	7/15/2038	4,808,517	4,748,247
GWT 2019-WOLF C	7.71%	1M SOFR + 1.63%	12/15/2036	1,400,000	1,384,370
GWT 2019-WOLF C Mtge	6.57%	1M SOFR + 1.74	12/31/2024	4,500,000	4,446,148
MSC 2021-ILP C Mtge	6.33%	1M SOFR + 1.38%	7/15/2038	1,993,408	1,933,467
MSC 2021-ILP A	6.23%	1M SOFR + 0.78%	11/15/2023	2,461,859	2,409,184
TTAN 2021-MHC B	6.55%	1M SOFR + 1.10%	3/15/2038	567,022	557,710
TTN 2021-MHC A Mtge	5.88%	1M US L + 1.10%	12/31/2038	1,957,944	1,923,558
A10 Capital, LLC	11.80%	1M SOFR (3.50% Floor) + 7.25%	3/1/2026	2,000,000	1,999,400
A10 Capital, LLC	11.80%	1M SOFR (3.50% Floor) + 7.25%	3/1/2026	3,000,000	2,994,600
Total Commercial Mortgage Backed Securities					27,373,175

Total (Cost $27,137,583)					27,373,175

EQUITY - 2.42%(c)
Consumer Loans - 2.22%
Lending Point(e)	N/A	N/A	N/A	2,690,260	2,690,260
Total Consumer Loans					2,690,260

Common Equity - 0.21%
Crowdstrike Holdings, Inc.(c)	N/A	N/A	N/A	1,500	254,310
Total Structured Notes					254,310

Total Equity (Cost $2,936,095)					2,944,570

FIRST-LIEN SENIOR SECURED TERM LOANS - 34.64%(b)(e)
AUTO - 2.39%(a)
Insurance - 2.39%
Everberg Capital, LLC(a)	9.50%	1M SOFR (1.00% Floor) + 8.50%	5/23/2028	2,902,734	2,902,806
Total Auto					2,902,806

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
COMMERCIAL REAL ESTATE - 7.12%
Bridge - 3.94%(f)
Harrison Yards Project	19.33%	1 M US L + 16.40% Cash 2.68% PIK (0.25% Floor)	11/29/2023	4,000,621	4,789,253
Hotel - 1.53%
BIH Owner, LLC(f)	10.50%	7.00% Cash + 3.50% PIK	2/2/2024	1,873,486	1,864,026
Shopping Centers - 1.64%
Avatar (SIC Leed Civic Plaza) TL	9.25%	9.25%	2/1/2025	2,000,000	1,996,272
Total Commercial Real Estate					8,649,551

RESIDENTIAL REAL ESTATE - 17.73%(c)
Condominium Inventory - 10.83%
Invictus Real Estate Prts(a)	17.88%	1M SOFR (0.10% Floor) + 13.13%	3/24/2024	6,919,254	7,195,676
Keystone - Villa Fifty2	7.74%	7.74%	12/1/2024	6,000,000	5,954,667

Residential Real Estate - 6.90%
Urban Standard Capital, LLC(a)	13.45%	1D Prime Rate +5.25%	2/1/2024	6,953,972	8,376,254
Total Residential Real Estate					21,526,597

Art - 2.29%
Art - 2.29%
Colette Capital LLC	12.50%	N/A	7/17/2026	2,800,000	2,779,106
Total Art					2,779,106

TECHNOLOGY - 5.11%
Software Development - 5.11%
STCM Three Colts Funding LLC	14.00%	1M Prime Rate + 9.75 (12% Floor/14%Cap)	1/31/2026	6,300,000	6,211,200
Total Technology					6,211,200

Total First-Lien Senior Secured Term Loans (Cost $46,940,781)					42,069,260

INVESTMENTS IN INVESTEE FUNDS - 8.86%(e)
Asset Management - 2.93%
Blue Owl Credit Income Corp.	N/A	N/A	N/A	379,272	3,561,367
Total Asset Management					3,561,367

Legal - 5.93%
Insurance - 5.93%
9RPJ1 Partners, LP(d)	N/A	N/A	N/A	5,263,852	4,356,485
BWA20C(d)	N/A	N/A	N/A	3,300,000	2,842,278
Total Legal					7,198,763

Total Investments in Investee Funds (Cost $10,290,824)					10,760,130

STRUCTURED NOTES - 0.88%(c)(g)
Bank of Montreal, Block Inc.	12.40%	N/A	12/29/2023	500,000	155,050
Bank of Montreal, Roku	17.20%	N/A	12/29/2023	500,000	129,400
Credit Suisse, Paycom Software, Inc.	12.40%	N/A	12/29/2023	500,000	408,750
Credit Suisse, Zillow Group, Inc.	11.50%	N/A	11/2/2023	500,000	219,850
JPMorgan Chase Financial Co. LLC	13.25%	N/A	12/29/2023	500,000	152,750

Total Structured Notes (Cost $2,500,000)					1,065,800

Total Non-Affiliated Investments (Cost $92,112,243)

PREFERRED EQUITY, AFFILIATED INVESTMENTS - 17.71%(c)(e)
Consumer - 3.51%
EH YS Purchaser I LLC	N/A	N/A	N/A	4,395,844	4,259,590
Total Consumer					4,259,590

Residential Real Estate - 14.20%(e)
Aviation - 10.08%(l)
YS AVN-AVT V LLC	N/A	N/A	N/A	11,542,862	12,245,210
Multi-family - 4.12%
YS PP REQ I Hines Park, LLC(j)	N/A	N/A	12/31/2049	2,000,000	2,483,524
YS PP REQ II Southgate Apartments, LLC(k)	N/A	N/A	12/31/2049	2,000,000	2,516,254
Total Residential Real Estate					17,244,988

Total Preferred Equity, Affiliated Investments (Cost $8,395,843)					21,504,578

	7-Day Yield	Shares	Value
MONEY MARKET MUTUAL FUNDS - 9.56%(h)
SEI Government Fund, Class F (SEOXX)	3.14%	11,605,889	11,605,889
Total Money Market Mutual Funds (Cost $11,605,889)			11,605,889

Total Investments - 101.55% (Cost $126,354,662)			123,419,010
Liabilities in Excess of Other Assets - (1.55)%			(1,977,613)
Net Assets - 100.00%			121,441,397

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

Reference Rates:
PRIME - 1D Prime Rate as of September 30, 2023 was 8.00%
1M US SOFR - 1 Month SOFR as of September 30, 2023 was 5.32%
1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%

(a)	Floating or variable rate investment. The rate in effect as of September 30, 2023 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.
(d)	These investments have an unfunded commitment as of September 30, 2023.
(e)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.
(f)	Paid in kind security which may pay interest in additional par.
(g)	Contingent interest payment with respect to a review date only if the closing price of one share of the reference stock on that review date is greater than or equal to the interest barrier. If the closing price of one share of the reference stock on that review date is less than the interest barrier, no contingent interest payment will be made with respect to that review date. Accordingly, if the closing price of one share of the reference stock on each review date is less than the interest barrier, investors will not receive any interest payments over the term of the notes.
(h)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2023.
(i)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 13% rate per annum.
(j)	Investment held through tax consolidated subsidiary YS PP REQ I, LLC
(k)	Investment held through tax consolidated subsidiary YS PP REQ II P, LLC
(l)	Investment held through tax consolidated subsidiary YS-HP-S JV Corp.
(m)	Securities exempt from registration under Rule 144A.

YieldStreet Prism Fund Inc.

Notes to Quarterly Schedule of Investments

September 30, 2023 (Unaudited)

1. Fair Value Measurement – The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the three months ended September 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. In addition, the Fund utilizes broker quotes to value its structured notes. Money market fund investments are valued at the reported net asset value per share. The Fund utilizes a third-party pricing service to value its corporate bonds and SPAC equity investments. The corporate bonds and SPAC equity investments are valued utilizing the closing bid prices obtained from an independent pricing vendor. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with each investment being initially valued by the internal valuation associate of the Adviser who is responsible for the investment.
2.	The most senior professional for each investment is responsible for reviewing and approving the valuation before it is submitted to the Internal Valuation Committee for review.
3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations and then providing an assessment of the Advisor's internal values.
4.	The Audit Committee of the Board of Directors reviews the valuations of the Adviser and the valuations prepared by the independent valuation firm and responds, if warranted, to the valuations recommendation of the independent valuation firm.
5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in the portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.
6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the three months ended September 30, 2023, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of September 30, 2023 according to the fair value hierarchy:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity	–	254,310	2,690,260	2,944,570
Unsecured Debt	–	–	6,095,608	6,095,608
First Lien Senior Secured Term Loans	–	–	42,069,261	42,069,261
Commercial Mortgage-Backed Securities	–	22,379,175	4,994,000	27,373,175
Preferred Equity, Affiliated Investments	–	–	21,504,578	21,504,578
Structured Notes	–	–	1,065,800	1,065,800

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Money Market Mutual Funds	11,605,889	–	–	11,605,889
Total	$11,605,889	$22,633,485	$78,419,507	$112,658,881
Investments measured at net asset value(a)				$10,760,129
Total Investments at Fair Value(b)				$123,419,010

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.
(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Equity	First Lien Senior Secured Term Loans	Preferred Equity	Second Lien Senior Secured Term Loans	Structured Notes	Unsecured Debt	Commercial Mortgage-Backed Securities	Total
Balance as of December 31, 2022	-	$55,700,785	$13,230,556	$1,078,029	$5,608,080	$10,267,567	$-	$85,885,017
Accrued discount/ premium	-	(295)	-	-	-	322,731	-	322,436
Return of Capital	-	-	-	-	-	-	-	-
Realized Gain/(Loss)	-	-	-	-	(1,092,196)	142,540	-	(949,657)
Change in Unrealized Appreciation/(Depreciation)	-	1,245,479	758,093	-	2,257,720	(1,347)	(7,420)	4,252,524
Purchases	2,690,260	19,152,006	7,786,752	-	-	6,095,608	5,001,420	40,726,046
Sales Proceeds	-	(34,028,714)	(270,823)	(1,078,029)	(5,707,804)	(10,731,490)	-	(51,816,859)
Transfer into Level 3	-	-	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-	-	-
Balance as of September 30, 2023	$2,690,260	$42,069,261	$21,504,578	$-	$1,065,800	$6,095,608	$4,994,000	$78,419,507

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of September 30, 2023. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average
Unsecured Debt	$6,095,608	Market Approach	Discount Rate	15.28% - 16.03%	15.54%
Equity	$2,690,260	Cost Approach / Recent Transaction	Cost / Recent Transaction	100.00%	100.00%
Commercial Mortgage-Backed Securities	$4,994,000	Recent Transaction Price	Recent Transaction Price	$99.82 - $99.97	$99.88
Preferred Equity	$16,504,800	Income Approach	Discount Rate	13.31% - 13.97%	13.48%
	$2,516,254	Income Approach	Exit Cap Rates	5.59% - 21.68%	100.00%
	$2,483,524	Asset-Based Approach	Discount Rate	5.64% - 20.88%	100.00%
Senior Secured First Lien Term Loan	$42,069,261	Income Approach	Discount Rate	8.41% - 23.94%	16.03%
Structured Notes	$1,065,800	Market Approach	Comparable Multiple	$25.88 - $81.55	$52.45
Grand Total	$78,419,507

(1)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

The Fund utilized the yield analysis, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Restricted Securities: As of September 30, 2023, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of September 30, 2023, were as follows:

Security	% of Net Assets	Acquistion Date	Par Amount/Shares	Cost	Value
GWT 2019-WOLF C	1.14%	9/25/2023	1,400,000	$1,386,875	$1,384,370
MSC 2021-ILP A	1.98%	9/27/2023	2,461,859	2,409,544	2,409,184
TTAN 2021-MHC B	0.46%	9/20/2023	567,022	559,580	557,710
A10 Capital, LLC	1.65%	2/10/2023	2,000,000	2,000,568	1,999,400
A10 Capital, LLC	2.47%	2/10/2023	3,000,000	3,000,852	2,994,600
ESA 2021 ESH B Mtge	3.91%	4/4/2023	4,808,517	4,675,131	4,748,247
GWT 2019-WOLF C Mtge	3.66%	3/30/2023	4,500,000	4,380,250	4,446,148
TTN 2021-MHC A Mtge	1.58%	3/30/2023	1,957,944	1,880,850	1,923,558
BAMLL 2018-DSNY B MTG	4.10%	5/1/2023	5,000,000	4,937,500	4,976,492
MSC 2021-ILP C Mtge	1.59%	5/2/2023	1,993,408	1,906,664	1,933,466
Bank of Montreal, Block Inc.	0.13%	12/23/2021	500,000	500,000	155,050
Bank of Montreal, Roku	0.11%	12/23/2021	500,000	500,000	129,400
Credit Suisse, Zillow Group, Inc.	0.18%	10/29/2021	500,000	500,000	219,850
Credit Suisse, Paycom Software, Inc.	0.34%	12/23/2021	500,000	500,000	408,750
JPMorgan Chase Financial Co. LLC	0.13%	12/23/2021	500,000	500,000	152,750
Colette Capital LLC	2.29%	7/21/2023	2,800,000	2,772,000	2,779,106
BIH Owner, LLC	1.53%	7/20/2021	1,873,486	1,873,486	1,864,026
STCM Three Colts Funding LLC	5.11%	2/2/2023	6,300,000	6,300,000	6,211,200
Everberg Capital, LLC	2.39%	5/24/2023	2,902,734	2,902,734	2,902,806
Keystone - Villa Fifty2	4.90%	6/8/2023	6,000,000	6,001,705	5,954,667
Lending Point	2.22%	9/22/2023	2,690,260	2,690,260	2,690,260
EH YS Purchaser I LLC	3.51%	12/2/2022	4,395,844	4,395,844	4,259,590
YS AVN-AVT V LLC	10.08%	11/7/2022	11,542,862	11,542,862	12,245,210
Avatar (SIC Leed Civic Plaza) TL	1.64%	1/9/2023	2,000,000	2,000,000	1,996,272
BWA20C	2.34%	6/17/2020	3,300,000	2,602,576	2,842,277
YS PP REQ I Hines Park, LLC	2.05%	1/7/2021	2,000,000	2,000,000	2,483,524
YS PP REQ II Southgate Apartments, LLC	2.07%	2/2/2021	2,000,000	2,000,000	2,516,254
9RPJ1 Partners, LP	3.59%	1/8/2021	5,263,852	4,248,249	4,356,485
Invictus Real Estate Partners	3.94%	12/10/2021	4,000,621	4,085,875	4,789,253
Invictus Real Estate Partners	5.93%	3/25/2022	6,919,254	7,485,508	7,195,677
Raistone Purchasing LLC - First Brands T10	1.76%	5/4/2023	2,305,588	2,138,995	2,138,995
Raistone Purchasing LLC - First Brands T11	3.26%	6/8/2023	4,249,778	3,956,613	3,956,613
Urban Standard Capital	6.90%	3/11/2022	6,953,972	8,135,481	8,376,254
Blue Owl Credit Income Corp.	2.93%	1/3/2023	379,272	3,440,000	3,561,367
Total	91.86%			$110,210,001	$111,558,811

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. On September 30, 2023, the Fund had unfunded commitments shown below:

Investment	Unfunded Commitments as of September 30, 2023
9RPJ1 Partners, LP	$1,682,357

Below is a summary of the fund transactions with its affiliates during the period ended September 30, 2023:

Preferred Equity, Affiliated Investments

Name of Issuer	Fair Value as of December 31, 2022	Purchases	Sales	Net Change in Unrealized Gains (Losses)	Fair Value as of September 30, 2023	Net Realized Gains (Losses)	Dividend Income
YS PE REQ I Hines Park, LLC	$2,299,881	$-	$-	$183,643	$2,483,524	$-	$-
YS PE REQ II Southgate Apartments, LLC	2,507,899	-	-	8,355	2,516,254	-	-
YS AVN-AVT V LLC	7,589,443	3,953,419	-	702,348	12,245,210	-	801,866
EH YS Purchaser I LLC	833,333	3,833,333	(603,743)	196,667	4,259,590	-	819,861
	$13,230,556	$7,786,752	$(603,743)	$1,091,013	$21,504,578	$-	$1,621,727